UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 17, 2005	(June 15, 2005)

Diversified Corporate Resources, Inc.

(Exact name of Registrant as specified in its charter)

Texas	0-13984	75-1565578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10670 North Central Expressway
Suite 600
Dallas, Texas 75231

(Address of principal executive offices)

(972) 458-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

On June 17, 2005, the Company issued a press release entitled “Diversified Corporate Resources Announces Termination of Agreement with Axtive & Renewed Marketing Effort to Sell a Subsidiary.”  A copy of such press release is attached as Exhibit 99.1, and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversified Corporate Resources, Inc.
Registrant

Date: June 17, 2005	By:	/S/ J. Michael Moore
J. Michael Moore
Chief Executive Officer